Exhibit 99.1

2011 RBC Capital Markets
MLP Conference
November 17-18, 2011
NASDAQ: CPNO

Disclaimer
This presentation includes “forward-looking statements,” as defined in the federal securities laws. Statements that address activities or events that Copano believes will or may occur in the future are forward-looking statements. These statements include, but are not limited to, statements about future producer activity and Copano’s total distributable cash flow and distribution coverage. These statements are based on management’s experience and perception of historical trends, current conditions, expected future developments and other factors management believes are reasonable.
Important factors that could cause actual results to differ materially from those in the forward-looking statements include the following risks and uncertainties, many of which are beyond Copano’s control: the volatility of prices and market demand for natural gas and natural gas liquids; Copano’s ability to continue to obtain new sources of natural gas supply and retain its key customers; the impact on volumes and resulting cash flow of technological, economic and other uncertainties inherent in estimating future production, producers’ ability to drill and successfully complete and attach new natural gas supplies and the availability of downstream transportation systems and other facilities for natural gas and NGLs; higher construction costs or project delays due to inflation, limited availability of required resources, or the effects of environmental, legal or other uncertainties; general economic conditions; the effects of government regulations and policies; and other financial, operational and legal risks and uncertainties detailed from time to time in Copano’s quarterly and annual reports filed with the Securities and Exchange Commission.

Copano undertakes no obligation to update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano
Independent midstream company founded in 1992
 • Producer focused
 • Entrepreneurial approach
 • Focus on long-term accretive growth
 • Publicly traded LLC
 - No general partner or incentive distribution rights
 - Tax benefits similar to MLPs, but with corporate governance of a C-corp
Service throughput volumes approximate 1,800,000 MMBtu/d of natural gas(1)
Approximately 6,900 miles of active pipelines
10 natural gas processing plants with over 1.2 Bcf/d of combined processing capacity
One NGL fractionation facility with total capacity of 44,000 Bbls/d
(1) Based on 3Q 2011 results. Includes unconsolidated affiliates.

Legend
Copano Pipelines
Under Construction
Kinder Morgan
Copano Assets
Wyoming
South Dakota
Nebraska
Iowa
Colorado
Kansas
Missouri
New Mexico
Texas
Louisiana
Miles

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Operating Segments
Operating segments
 • Texas
 • Oklahoma
 • Rocky Mountains
Copano currently has assets in five
U.S. resource plays
 • Eagle Ford Shale
 • North Barnett Shale Combo
 • Woodford Shale
 • Mississippi Lime
 • Powder River Basin Niobrara

Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions
Agenda
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions

Legend
Dry Gas
Rich Gas
Oil Area
CPNO Compressor Station
CPNO Houston Central Plant and Fractionation
CPNO DK Extension
CPNO DK Pipeline
CPNO Fashing System
Legend
Copano Natural Gas
Copano NGL
Kinder Morgan Pipeline
DK Pipeline
DK Extension
Date: 06/09/11
Dwg. No. 2410-G11-056

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DK Extension
100% Copano-owned project
Key producer contracts signed
 • Approximately 70% contracted
 • Average contract term of 6 years
Increases DK pipeline capacity to
350,000 MMBtu/d
Estimated capital investment of $100
million
Expected in-service date December
2011

Legend
Oil Area
Rich Gas
Dry Gas
CPNO
Houston Central Plant
and Fractionation
EFG
JV Pipeline
KM Freer
Compressor
Station
Legend
Copano Natural Gas
Copano NGL
Kinder Morgan Pipeline
EFG JV Pipeline
DK Pipeline
Under Construction

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Southern Eagle Ford Shale
Eagle Ford Gathering (EFG)
 • 50/50 JV with Kinder Morgan
EFG Mainline
 • Copano constructed and operates
 • 30” pipeline now accepting
 interruptible gas with full service
 expected December 2011
 • Long-term, fee-based contracts with
 volume commitments for 622,500
 MMBtu/d of existing nominal capacity
 (expandable to 705,000 MMBtu/d)
 - Average contract term of 10 years
 • Estimated capital investment of $87.5
 million

Legend
Oil Area
Rich Gas
Dry Gas
CPNO
Houston Central Plant
and Fractionation
CPNO
DK Pipeline
KM Kenedy
Compressor
Station
EFG
Compressor
Station
Williams/Markham
100 MMcf/d
Processing Agreement
24"
EFG JV
Crossover
Formosa
Point Comfort Complex
175 MMcf/d Processing
Fractionation & NGL Sales
24"
30"
24"
EFG
JV Pipeline
KM Freer
Compressor
Station
Legend
Copano Natural Gas
Copano NGL
Kinder Morgan Pipeline
EFG JV Pipeline
DK Pipeline
Liberty NGL Pipeline
Under Construction
JV Crossover Pipeline
Williams Lateral
6" Copano NGL Pipeline
KM Tejas Pipeline

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EFG Crossover
24” pipeline connecting two Kinder
Morgan 30” pipelines
 • Provides EFG access to Williams
 Markham and Formosa processing
Long-term contracts with Williams
Partners and Formosa
 • Williams Partners’ Markham - 100
 MMcf/d processing and associated
 fractionation available today, with an
 option to increase to 200 MMcf/d
 • Formosa - ultimately will provide up to
 175 MMcf/d of processing,
 fractionation and product sales
In October 2011, began deliveries to
Markham plant

Legend
Oil Area
Rich Gas
Dry Gas
Liberty NGL Pipeline
DOW Propane Delivery
DOW Ethane Delivery
Legend
Copano Natural Gas
Copano NGL
Kinder Morgan Pipeline
DK Pipeline
Under Construction
JV Crossover Pipeline
Liberty NGL Pipeline
Markham NGL Lateral
KM Rich Gas Pipeline
WMS to Liberty NGL

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Houston Central Complex
Fractionation expansion
 • Fractionation expansion from 22,000
 Bbls/d to 44,000 Bbls/d completed in
 November
 • Ethane and propane to be delivered
 and sold to Dow through Copano
 purity pipelines under long-term
 contract

Houston Central Complex
Upgrade of existing cryo plant to be
completed 1Q 2012
Long-term fractionation and product
sales agreement with Formosa
 • Currently have access to 3,000 Bbls/d
 of fractionation capacity and expect
 access to 5,000 - 7,000 Bbls/d in 2012
 • Upon completion of Formosa’s
 fractionation expansion in 1Q 2013,
 will have up to 37,500 Bbls/d of firm
 capacity for a 15-year term
Estimated capital investment for
fractionation expansion and cryo
upgrade of approximately $63 million

Liberty NGL Pipeline
NGL pipeline extending from the
Houston Central complex to Formosa
 • Total capacity of 75,000 Bbls/d
 • Copano constructed and operates through
 50/50 JV with Energy Transfer
 • Pipeline placed into full service in
 September 2011
Access to Formosa’s NGL storage
capacity at Markham
 • Firm storage capacity beginning 2Q 2013

Eagle Ford Shale Expansion Projects & Related Agreements

($ in millions)

	Pipeline Length	Pipeline Diameter	Pipeline Capacity [1]	Processing Capacity	Fractionation Capacity	Est. Capital Investment [2]	Expected In-Service Date
Houston Central Complex							
Processing	-	-	-	1,320,000 MMBtu/d	-	$145.0	1Q 2013
Fractionation	-	-	-	-	44,000 Bbls/d	$42.0	In-Service
Cryo upgrade	-	-	-	-	-	$21.0	1Q 2012
DK Pipeline	96 miles	24"	350,000 MMBtu/d	-	-	$148.0	4Q 2011
Eagle Ford Gathering Joint Venture							
Gathering pipeline	117 miles	24" - 30"	600,000 MMBtu/d [3]	-	-	$87.5	Interruptible Service
Crossover pipeline to Formosa	66 miles	20" - 24"	400,000 MMBtu/d	-	-	$50.0	Interruptible Service [4]
Crossover extension to Williams Partners [5]	7 miles	20"	-	-	-	$13.5	In-Service
Formosa Processing & Frac Agreement [6]	-	-	-	210,000 MMBtu/d	17,000 Bbls/d [7]	-	-
Williams Partners Processing Agreement [7]	-	-	-	120,000 MMBtu/d		-	-
Liberty NGL Pipeline Joint Venture	83 miles	12"	75,000 Bbls/d	-	-	$32.5	In-Service
Formosa Fractionation Agreement	-	-	-	-	37,500 Bbls/d	-	-

(1) Nominal capacity.
(2) Joint venture capital investments are shown as net to Copano.
(3) Expandable to 705,000 MMBtu/d with additional compression.
(4) Pipeline connecting two Kinder Morgan 30" lines in service. Lateral to Formosa expected to be completed in November 2011.
(5) Pipeline capacity included with initial crossover project.
(6) Capacities assume 1,200 Btu gas with 4.5 GPM NGL content.
(7) Capacities assume 1,200 Btu gas with 4.5 GPM NGL content. Processing capacity is initial capacity. Agreement includes fractionation at third-party facility.

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Summary of Eagle Ford Shale Infrastructure
Total capital investment of over $500 million
In excess of 1 Bcf/d of pipeline and processing capacity
Greater than 100,000 Bbls/d of fractionation capacity
Access to multiple markets for residue gas and NGLs

Legend
Oil Area
Rich Gas
Dry Gas
Magellan-Longhorn Pipeline
18"
Potential Longhorn Interconnect
18"
6"
Copano Brenham P/L
Teppco Interconnect
Teppco Crude P/L
Proposed Condensate Gathering System
Proposed Gardendale Truck Unloading Facility
Proposed Three Rivers Truck Unloading Facility
14"
12"
Eagle Ford Gathering Joint Venture
Copano Goebel Pipeline
Corpus Christi Terminal
Legend
Copano-Natural Gas
Copano-NGL
Under Construction
KM Pipeline
Condensate Project
Phase I Pipeline
Phase II Pipeline
Copano-Converted to Condensate Service
Longhorn Pipeline
Teppco Crude

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Growth Opportunities - Eagle Ford Shale
Condensate gathering project
 • Project description
 - Convert existing 14” Copano Goebel line to
 condensate service
 - 100,000 Bbls/d capacity pipeline
 - Tie into existing markets, storage and
 loading docks in Corpus Christi
 - Utilize dual-line rights of way in the DK
 corridor to lay condensate gathering system
 - Proposed pipeline from Three Rivers to
 Corpus Christi would begin service as early
 as 3Q 2012; remaining assets would begin
 2Q 2013
 • Joint venture and commercial contracts
 - Definitive JV agreements with Magellan
 nearing completion
 - Finalizing fee-based, long-term anchor
 shipper contracts
 • Estimated net capital investment of $75 -
 $100 million

Legend
Oil Area
Rich Gas
Dry Gas
CPNO Houston Central Plant and Fractionation
CPNO DK Extension
CPNO DK Pipeline
DK to Fashing
Connection to EFG Crossover Lines
EFG JV Crossover
EFG Compressor Station
EFG JV Pipeline
KM Freer Compressor Station
Legend
Copano Natural Gas
Copano NGL
Kinder Morgan Pipeline
EFG JV Pipeline
DK Pipeline
DK Extension
JV Crossover Pipeline
KM Rich Gas Pipeline
DK to Fashing

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Growth Opportunities - Eagle Ford Shale
Southwest extension of 100%
Copano-owned DK pipeline
 • Further extension of DK Pipeline
 through Eagle Ford Shale condensate
 window
 - Allows for gathering of additional
 Eagle Ford Shale volumes
 • Ties additional existing Copano
 gathering systems directly to Houston
 Central complex
 • Potential connectivity to the EFG JV
 Crossover line for DK pipeline and
 other Copano pipeline systems

Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions
Business Segment Outlook
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions

Texas Recent Developments
Saint Jo system - North Barnett Shale Combo
 • Gathering, treating and processing
 • Plant fully committed under long-term, fee-based contracts
 • Plant running at or near capacity of 100 MMcf/d
Eagle Ford Shale
 • Copano’s total Eagle Ford Shale volumes (including Eagle Ford Gathering volumes) have been averaging approximately 250,000 MMBtu/d
 • EFG 30” pipeline currently accepting interruptible gas (until Freer liquids handling facility is operational in December), and EFG Crossover is delivering gas to Williams Partners’
 Markham plant
Lake Charles plant
 • Placed in service November 2011
 - Will operate on an opportunistic basis
 • Minimal capital investment - less than $5 million

Texas Outlook
Saint Jo system
 • Copano’s largest producer continues an active drilling program in the area
 • Leasing activity continues
Eagle Ford Shale
 • Approximately 200 rigs currently running in the Eagle Ford Shale
 • As growth projects are completed, expect to see substantial volume increases on both wholly owned and joint venture assets for the balance of 2011 and beyond
Expect slightly higher segment gross margin in 4Q 2011 compared to 3Q 2011 based on current NGL pricing and volume trends
 • Gross margin does not include distributions from unconsolidated affiliates, such as Eagle
 Ford Gathering, which are expected to be higher in 4Q 2011 compared to 3Q 2011

Oklahoma
Oklahoma
Cyclone Mountain

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Oklahoma Recent Developments
Strong drilling activity in the Woodford
Shale around the Cyclone Mountain
system
Recently completed construction of
Featherston treating and compression
station to handle additional volumes
 • Capacity of 30 MMcf/d
 • Planned installation of additional treating
 capacity during first half of 2012

Oklahoma Outlook
Rich gas (primarily Hunton dewatering and Mississippi Lime)
 • Drilling activity remains steady in 4Q 2011 compared to 3Q 2011
 • 3 rigs running in the Hunton, 2 rigs in the Mississippi Lime and 8 rigs in other rich gas areas
 • Attractive processing upgrade and low geologic risk
Lean gas (primarily Woodford Shale)
 • Drilling activity remains steady in 4Q 2011 compared to 3Q 2011
 • 4 rigs running
Expect gross margin to be flat in 4Q 2011 compared to 3Q 2011 due to production growth in the Woodford Shale and continued development in the
Mississippi Lime, offset by lower commodity prices

Rocky Mountains Outlook
Drilling and dewatering activity will be driven by commodity prices and producer economics
 • 4Q 2011 volumes for Bighorn expected to be slightly lower compared to 3Q 2011
 • 4Q 2011 volumes for Fort Union expected to be lower compared to 3Q 2011 due to
 Bison pipeline being returned to full service
 • 4Q 2011 Adjusted EBITDA expected to be slightly lower compared to 3Q 2011 and lower in 2012 compared to 2011

Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions
Financing and Commodity Price Sensitivity
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions

Liquidity and Capitalization
At September 30, 2011:
 • $53 million cash
 • $700 million revolving credit facility
 - Amended and restated June 2011 - added flexibility to existing financial covenants
 - Approximately $290 million available
 - Matures June 2016
 • $609.5 million senior notes
 - $360.0 million 7.125% senior notes due 2021
 - $249.5 million 7.75% senior notes due 2018

Shifting Contract Mix
Continued shift towards a more fee-based mix
 • Eagle Ford Shale, North Barnett Shale Combo and Woodford Shale volume growth are key drivers
Contract Mix as a % of Gross Margin
	2010				2011
	1Q	2Q	3Q	4Q	1Q	2Q	3Q
Fee-based	27%	33%	37%	38%	41%	41%	43%

Percentage-of- proceeds	39%	31%	30%	32%	32%	33%	31%
Keep- whole/Other	36%	33%	29%	34%	39%	40%	36%
Net hedging	-2%	3%	4%	-4%	-12%	-14%	-10%
Net commodity exposed	73%	67%	63%	62%	59%	59%	57%
Note: Includes Copano’s share of gross margin from unconsolidated affiliates. Approximate percentages based on Copano internal financial planning models.

800
700
600
500
400
300
200
100
0
BBtu/d
2Q 2011
3Q 2011
Est. 4Q 2011 to date
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014
Actual Eagle Ford Shale Volumes
Producer Commitments (2)
MDQ (Maximum Daily Quantity)

(1) Includes 100% of volumes under Eagle Ford Gathering contracts.

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Long-term Eagle Ford Shale Contracts(1)
Eagle Ford Shale will drive near-term growth in fee-based volumes
 • Average contract term of 8.5 years
(2) Excludes substantial, long-term acreage dedication from GeoSouthern in northern Eagle Ford Shale.

Expansion Capital Expenditures

$450
$400
$350
$300
$250
$200
$150
$100
$50
–
$ in millions
2008
2009
2010
2011P
2012P

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Expansion Capital Expenditures
2011 expansion capital projects expected to contribute $60 - $70 million in incremental DCF in 2012 and an additional $20 - $30 million in 2013
 • Expect volumes related to 2011 expansion capital expenditures to peak in the 2014 -
 2015 timeframe
Board approved 2012 expansion capital expenditures of over $300 million

Hedging Strategy
Continued shift towards a more fee-based contract mix
 • Reliance on hedging will decrease as contract mix changes over time
2011 well hedged
 • Between 70% and 90% of ethane, propane, butane, natural gasoline and condensate exposure is hedged
2012 hedged near policy limits for all products except ethane
 • Approximately 90% of propane, butane, natural gasoline and condensate exposure hedged
 • Approximately 50% of ethane exposure hedged
2013 hedging positions continue to be added
 • Between 40% and 70% of butane, natural gasoline and condensate exposure hedged
 • Approximately 40% of propane exposure hedged
 • No ethane hedges for 2013

Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions
Conclusions
Eagle Ford Shale
Growth Projects
Business Segment
Outlook
Financing and
Commodity Price
Sensitivity
Conclusions

Conclusions - Executing Our Strategy
To build a diversified midstream company with scale and stability of cash flows, above-average returns on invested capital and “investment-grade quality” distributions
 • Eagle Ford growth strategy on track
 • Fractionation expansion completed
 • Growth opportunities, including condensate gathering project progressing
 • Continued shift towards fee-based contracting
 • Over $400 million of expansion capital invested in 2011 and over $300 million of expansion capital expected in 2012
 • Expansion capital being invested at 5x multiple or better
 • Distribution growth expected in 2012

Appendix

OKLAHOMA
TEXAS
Legend
Copano Energy
Oklahoma Assets

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Oklahoma Assets
OKLAHOMA

Legend
Copano Energy
South Texas Assets

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South Texas Assets
TEXAS

Jefferson
Love
Montague
Cooke
Saint Jo Plant
Wise
Denton
Legend
Compressors
Processing Plants
NG Pipelines
Copano Energy
North Texas Assets

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North Texas Assets
TEXAS

Crook
Campbell
Natrona
Converse
Niobrara
Carbon
Albany
Laramie
Cheyenne
Legend
Copano Energy
Rocky Mountains Assets

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Rocky Mountains Assets
WYOMING

Quarterly Segment Gross Margins[1] plus 3Q 2011 Cash Hedge Settlements ($000)			
		Liquid Prices			
		+25%	3Q 2011	-25%	-50%
Natural Gas Prices	+25%	$77,347	$69,849	$64,141	$66,884
	3Q 2011	$77,018	$69,520	$64,620	$66,555
	-25%	$76,689	$69,191	$64,291	$66,844
	-50%	$76,359	$68,861	$63,962	$66,515

Full Recovery (blue)

Texas Full Recovery and Oklahoma Ethane Rejection (gray)

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Commodity-Related Margin Sensitivities
Matrix reflects 3Q 2011 wellhead and plant inlet volumes, adjusted using
Copano’s 2011 planning model
(1) Consists of Texas and Oklahoma Segment gross margins.

3Q 2011[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	2,274	240
Propane	1,364	1,149
Isobutane	354	354
N. Butane	370	370
N. Gasoline	258	258
Condensate [3]	779	779
MMBtu/d		
Natural Gas	(14,921)	(10,721)

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Texas Net Commodity Exposure
Note: See explanation of processing modes in this Appendix.
(1) Source: Copano Energy internal financial planning models. Based on 3Q 2011 daily wellhead/plant inlet volumes.
(2) Fractionation at Houston Central complex permits significant reductions in ethane recoveries in ethane rejection mode. To optimize profitability, plant operations can also be adjusted to partial recovery mode.
(3) At the Houston Central complex, pentanes+ may be sold as condensate.

Quarterly Texas Gross Margin ($000)			
		Liquid Prices			
		+25%	3Q 2011	-25%	-50%
Natural Gas Prices	+25%	$49,884	$43,301	$36,718	$30,136
	3Q 2011	$51,123	$44,540	$37,958	$31,375
	-25%	$52,362	$45,780	$39,197	$32,614
	-50%	$53,602	$47,019	$40,436	$33,853

Full Recovery

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Texas Commodity Price Sensitivities
Texas segment gross margins excluding hedge settlements
 • Matrix reflects 3Q 2011 volumes and operating conditions, adjusted using Copano’s
 2011 planning model
Note: Please see this Appendix for definitions of processing modes and additional details.

3Q 2011[1]	
	Full Recovery	Ethane Rejection[2]
Bbls/d		
Ethane	1,487	922
Propane	1,260	1,242
Isobutane	151	151
N. Butane	492	492
N. Gasoline	(320)	(320)
Condensate [3]	1,053	1,053
MMBtu/d		
Natural Gas	18,093	21,678

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Oklahoma Net Commodity Exposure
Note: See explanation of processing modes in this Appendix. Values reflect rounding.
(1) Source: Copano Energy internal financial planning models.
(2) Ethane rejection at Paden plant is limited by nitrogen rejection facilities.
(3) Reflects impact of producer delivery point allocations, offset by field condensate collection and stabilization.

Quarterly Oklahoma Gross Margin ($000)			
		Liquid Prices			
		+25%	3Q 2011	-25%	-50%
Natural Gas Prices	+25%	$32,328	$29,445	$25,752	$23,059
	3Q 2011	$30,760	$27,876	$24,992	$21,490
	-25%	$29,191	$26,307	$23,424	$20,540
	-50%	$27,622	$24,739	$21,855	$18,971

Full Recovery

Ethane Rejection

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Oklahoma Commodity Price Sensitivities
Oklahoma segment gross margins excluding hedge settlements
 • Matrix reflects 3Q 2011 volumes, adjusted using Copano’s 2011 planning model
Note: Please see this Appendix for definitions of processing modes and additional details.

Rocky Mountains Sensitivities
3Q 2011 Adjusted EBITDA volume sensitivity (positive or negative impact)
 • Bighorn: 10,000 MMBtu/d = $242,000(1)
 • Fort Union: 10,000 MMBtu/d = immaterial impact until physical volumes exceed long-term contractual volume commitments
 - 3Q 2011 pipeline throughput: 532,736 MMBtu/d
 - 3Q 2011 revenue based on 756,293 MMBtu/d of volume commitments
Note: See this Appendix for reconciliation of Adjusted EBITDA. Values reflect rounding.
(1) Impact on Adjusted EBITDA based on Copano’s interest in the unconsolidated affiliate.

2011 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	3Q 2011	-25%	-50%
Natural Gas Prices	+25%	($4,825)	($2,858)	$1,657	$13,579
	3Q 2011	($4,825)	($2,858)	$1,657	$13,579
	-25%	($4,825)	($2,858)	$1,657	$13,579
	-50%	($4,825)	($2,858)	$1,657	$13,579

		2012 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	3Q 2011	-25%	-50%
Natural Gas Prices	+25%	$0	$4	$2,713	$12,234
	3Q 2011	$0	$4	$2,713	$12,234
	-25%	$0	$4	$2,713	$12,234
	-50%	$0	$4	$2,713	$12,234

		2013 Quarterly Hedge Settlements ($000)			
		Liquid Prices			
		+25%	3Q 2011	-25%	-50%
Natural Gas Prices	+25%	$0	$304	$2,386	$6,130
	3Q 2011	$0	$304	$2,386	$6,130
	-25%	$0	$304	$2,386	$6,130
	-50%	$0	$304	$2,386	$6,130

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Hedging Impact of Commodity Price Sensitivities
Commodity hedging program supplements cash flow in 2011 through 2013 during less favorable commodity price periods

Processing Modes
Full Recovery
Texas and Oklahoma - If the value of recovered NGLs exceeds the fuel and gas shrinkage costs of recovering NGLs
Ethane Rejection
Texas and Oklahoma - If the value of ethane is less than the fuel and shrinkage costs to recover ethane (in Oklahoma, ethane rejection at Paden plant is limited by nitrogen rejection facilities)

- The followingtable presents a reconciliationof the portion of our EBITDA and Adjusted EBITDA attributableto each of oursegments to the GAAP financialmeasure of net income(loss):

	THREE MONTHS ENDED September 30, 2011				
	Texas	Oklahoma	Rocky Mountains	Corporate & Other	Total
			(in thousands)		
Net income (loss)	$ 25,430	$ 10,010	$ (169,904)	$ (24,277)	$ (107,736)
Add: Depreciation and Amortization	7,182	8,623	5,763	341	21,911
Interest and other financing costs	-	-	-	11,080	11,080
Provision for income taxes	25	-	-	361	386
EBITDA	32,637	18,635	(164,135)	(12,491)	(124,355)
Add: Amortization of commodity derivative options				7,442	7,442
Distributions from unconsolidated affiliates	806	973	4,978	-	6,757
Loss on refinancing of unsecured debt	-	-	-	0	0
Equity-based compensation	626	564	102	771	2,063
Equity in (earnings) loss from unconsolidated affiliates	(1,695)	(862)	164,139	-	161,582
Unrealized loss (gain) from commodity risk management activities	-	-	-	(2,382)	(2,382)
Other non-cash operating items	(126)	347	(1)	(31)	[illegible]
Adjusted EBITDA	$ 32,330	$ 20,507	$ 5,075	$ (6,567)	$ 51,770

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Reconciliation of Non-GAAP Financial Measures
Adjusted EBITDA
 • Commencing with the second quarter of 2011, we revised our calculation of adjusted EBITDA to more closely resemble that of many of our peers in terms of measuring our ability to generate cash. Our adjusted EBITDA (as revised) equals:
 - net income (loss);
 - plus interest and other financing costs, provision for income taxes, depreciation, amortization and impairment expense, non-cash amortization expense associated with our commodity derivative instruments, distributions from unconsolidated affiliates, loss on refinancing of unsecured debt and equity-based compensation expense;
 - minus equity in earnings (loss) from unconsolidated affiliates and unrealized gains (losses) from commodity risk management activities; and
 - plus or minus other miscellaneous non-cash amounts affecting net income (loss) for the period.
 • In calculating adjusted EBITDA as revised, we no longer add to EBITDA (earnings before interest taxes depreciation and amortization our share of the depreciation, amortization and impairment expense and interest and other financing costs embedded in our equity in earnings (loss) from unconsolidated affiliates; instead we now add to EBITDA (i) our impairment expense, and other non-cash amounts affecting net income (loss) for the period, (ii) non-cash amortization expense associated with our commodity derivative instruments, (iii) loss on refinancing of unsecured debt and (iv) distributions from unconsolidated affiliates.
 • We believe that our revised calculation of adjusted EBITDA is a more effective tool for our management in evaluating our operating performance for several reasons.
 Although our historical method for calculating adjusted EBITDA was useful in assessing the performance of our assets (including our unconsolidated affiliates) without regard to financing methods, capital structure or historical cost basis, the prior calculation was not as useful in evaluating the core performance of our assets and their ability to generate cash because adjustments for a number of non-cash expenses and other non-cash and non-operating items were not reflected in the calculation and the impact of cash distributions from our unconsolidated affiliates was likewise not reflected. We believe that the revised calculation of adjusted EBITDA is more consistent with the method and presentation used by many of our peers and will allow management and analysts to better evaluate our performance relative to our peer companies.
 Also, we believe that the revised calculation more effectively represents what lenders and debt holders, as well as industry analysts and many of our unitholders, have indicated is useful in assessing our core performance and outlook and comparing us to other companies in our industry.